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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
SILICON IMAGE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 11, 2003

To Our Stockholders:

        You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Silicon Image, Inc. to be held at our headquarters located at 1060 East Arques Ave., Sunnyvale, California, on Tuesday, May 20, 2003, at 2:00 p.m., local time.

        The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

        It is important that you use this opportunity to take part in the affairs of Silicon Image by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

        We look forward to seeing you at the meeting.

Sincerely,

David Lee Chief Executive Officer

SILICON IMAGE, INC.
1060 East Arques Ave.
Sunnyvale, California 94086

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of Silicon Image, Inc. will be held at our headquarters located at 1060 East Arques Ave., Sunnyvale, California, on Tuesday, May 20, 2003, at 2:00 p.m., local time for the following purposes:

  1.
  To elect two Class I directors of Silicon Image, each to serve until the 2006 annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal. Silicon Image's Board of Directors intends to present the following nominees for election as Class I directors:

    Keith McAuliffe                                      Douglas Spreng

  2.
  To approve amendments to the 1999 Equity Incentive Plan to:

  •
  increase the size of the automatic annual option grant to directors for board of directors service from 20,000 to 30,000 shares, beginning with grants made immediately after this Annual Meeting; and

  •
  extend the automatic annual option grant to directors for committee service from only the audit and compensation committees to any standing committee of the board, including the nominating committee.

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of Silicon Image for the fiscal year ending December 31, 2003.

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on March 24, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

David Lee Chief Executive Officer

Sunnyvale, California
April 11, 2003

        Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

SILICON IMAGE, INC.
1060 East Arques Ave.
Sunnyvale, California 94086

PROXY STATEMENT

April 11, 2003

        The accompanying proxy is solicited on behalf of the Board of Directors of Silicon Image, Inc., a Delaware corporation, for use at the 2003 Annual Meeting of Stockholders to be held at our headquarters located at 1060 East Arques Ave., Sunnyvale, California, on Tuesday, May 20, 2003, at 2:00 p.m., local time. Only holders of record of our common stock at the close of business on March 24, 2003, which is the record date, will be entitled to vote at the Annual Meeting. At the close of business on March 24, 2003, we had 66,583,994 shares of common stock outstanding and entitled to vote. A majority of such shares, present in person or represented by proxy, will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 11, 2003. An annual report for the year ended December 31, 2002 is enclosed with this Proxy Statement.

Voting Rights, Quorum and Required Vote

        Holders of Silicon Image common stock are entitled to one vote for each share held as of the above record date. A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the shares of our common stock entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business.

        For Proposal No. 1, directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, which means that the two nominees receiving the highest number of "for" votes will be elected. Proposal Nos. 2 and 3 each require for approval the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If stockholders abstain from voting, including brokers holding their clients' shares of record who cause abstentions to be recorded, these shares will be considered present and entitled to vote at the Annual Meeting and will be counted towards determining whether or not a quorum is present. Abstentions will have no effect with regard to Proposal No. 1, since approval of a percentage of shares present or outstanding is not required for this proposal, but will have the same effect as negative votes with regard to Proposal Nos. 2 and 3. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will tabulate affirmative and negative votes and abstentions.

        Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in the absence of such direction, in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to certain "routine" proposals, such as all of the proposals to be voted on at the Annual Meeting. If a broker votes shares that are not voted by its clients for or against a proposal, those shares are considered present and entitled to vote at the Annual Meeting. Those shares will be counted towards determining whether or not a quorum is present. Those shares will also be taken into account in determining the outcome of all of the proposals. Although all of the proposals to be voted on at the Annual Meeting are considered "routine," where a proposal is not "routine," a broker who has received no instructions from its clients generally does not have discretion to vote its clients' unvoted shares on that proposal. When a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, the missing votes are referred to as "broker non-votes." Those shares would be considered present for purposes of determining whether or not a quorum is present, but would not be considered entitled to vote on the proposal. Those shares would not be taken into account in determining the outcome of the non-routine proposal.

Voting of Proxies

        The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of Silicon Image for use at the Annual Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and promptly return it in the enclosed envelope. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. However, returned signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes "for" such proposal, or in the case of the election of Class I directors, as a vote "for" election to Class I of the Board of all the nominees presented by the Board. In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

Expenses of Solicitation

        The expenses of soliciting proxies to be voted at the Annual Meeting will be paid by Silicon Image. Following the original mailing of the proxies and other soliciting materials, Silicon Image and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, Silicon Image will request that brokers, custodians, nominees and other record holders of its common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, Silicon Image, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Georgeson Shareholder Communications, Inc. will assist Silicon Image in obtaining the return of proxies at an estimated cost to Silicon Image of $7,500.

Revocability of Proxies

        Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to Silicon Image stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Annual Meeting, or by attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

Telephone or Internet Voting

        For stockholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program for shares held in "street name" that offers telephone and Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in this program, you may vote those shares by calling the telephone number specified on your proxy or accessing the Internet website address specified on your proxy instead of completing and signing the proxy itself. The giving of such a telephonic or Internet proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. Stockholders with shares registered directly in their names with Mellon Investor Services, Silicon Image's transfer agent, will not be able to vote using the telephone or Internet.

        The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Silicon Image's Board of Directors is presently comprised of six members, who are divided into three classes of two members each, designated as Class I, Class II and Class III. One class of directors is elected by the stockholders at each annual meeting to serve until the third succeeding annual meeting and until their successors are duly elected and qualified. Keith McAuliffe and Douglas Spreng have been designated as Class I directors, David Hodges and Ronald Schmidt have been designated as Class II directors, and David Courtney, David Lee and Andrew Rappaport have been designated as Class III directors. The Class I directors will stand for reelection or election at the Annual Meeting, the Class II directors will stand for reelection or election at the 2004 annual meeting of stockholders and the Class III directors will stand for reelection or election at the 2005 annual meeting of stockholders. Unless otherwise provided by law, any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may only be filled by the affirmative vote of a majority of the directors then in office or by a sole remaining director. Any director so elected to fill a vacancy shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified, or until his or her earlier death, resignation or removal.

        Each of the nominees for election to Class I is currently a director of Silicon Image. If elected at the Annual Meeting, each of the nominees would serve until the 2006 annual meeting of stockholders and until his successor is elected and qualified, or until such director's earlier death, resignation or removal. Directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares represented by an executed proxy will be voted "for" the election of the two nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as the present Board may determine. Silicon Image is not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

        The names of the nominees for election as Class I directors at the Annual Meeting and of the incumbent Class II and Class III directors, and certain information about them, including their ages as of February 28, 2003, are included below.

Name	Age	Principal Occupation	Director Since
Nominees for election as Class I directors for terms expiring in 2006:
Keith McAuliffe (1)	45	Vice President of Engineering, Surgient Networks Inc.	2000
Douglas Spreng (2)(3)	59	Professional Advisor	2001
Incumbent Class II directors with terms expiring in 2004:
David Hodges	65	Professor in the Graduate School, University of California at Berkeley	1997
Ronald Schmidt (2)	58	Private Investor	1997
Incumbent Class II directors with terms expiring in 2005:
David Courtney (1)	44	Executive Vice President, Worldwide Operations and Administration and Chief Financial Officer of TiVo Inc.	2003
David Lee	46	Chairman of the Board and Chief Executive Officer of Silicon Image	1995
Andrew Rappaport (1)(2)(3)	45	Partner of August Capital, LLC	1997

(1)
Member of the audit committee

(2)
Member of the compensation committee

(3)
Member of the nominating committee

        Keith McAuliffe has served as a director of Silicon Image since November 2000. Since October 2002, Mr. McAuliffe has served as Vice President of Engineering for Surgient Networks, Inc., a data center management software company. Previously, Mr. McAuliffe served as Vice President, Product Development of RLX Technologies, Inc., a server platform company from December 2000 to October 2001. Mr. McAuliffe served with Compaq Computer Corporation, a computer systems company, as Vice President and General Manager of the Service Provider and dotCOM Business Unit from December 1999 to December 2000, as Vice President of Mainstream Servers of the Industry Standard Server Division from 1998 to 1999, as Vice President of Engineering in the Systems Division from 1997 to 1998, and as Director of Hardware Engineering in the Systems Division from 1995 to 1997. Mr. McAuliffe holds a Bachelor of Science degree in Electrical Engineering Technology from Texas Tech University.

        Douglas Spreng has served as a director of Silicon Image since February 2001. Mr. Spreng served as President and Chief Operating Officer of Applied Micro Circuits Corp., a supplier of processors for optical networks, from July 2001 to September 2002, and previously served as Senior Vice President of that company's Switching and Network Processing Group from January 2001 to July 2001. From April 1999 to December 2000, Mr. Spreng served as the President and Chief Executive Officer of MMC Networks, Inc., a developer and supplier of network processors which became a subsidiary of Applied Micro Circuits Corp. in October 2000. Prior to that time, Mr. Spreng was the Executive Vice President of the Client Access Business Unit of 3Com Corporation, a networking company, from June 1995 to April 1999. Mr. Spreng is also a director of Applied Micro Circuits Corp. and two private companies. Mr. Spreng holds a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology and a Master of Business Administration degree from Harvard Business School.

        David Hodges has served as a director of Silicon Image since February 1997. Dr. Hodges is a Professor in the Graduate School and the Daniel M. Tellep Distinguished Professor Emeritus at the University of California at Berkeley, where he has been a member of the faculty in the department of Electrical Engineering and Computer Sciences since 1970. From 1990 to 1996, Dr. Hodges served as Dean of the College of Engineering at the University of California at Berkeley. From 1966 to 1970, Dr. Hodges worked at Bell Telephone Laboratories, the research and development division of the American Telephone and Telegraph Company. Dr. Hodges serves as a director of Mentor Graphics Corporation, an electronic design automation company. Dr. Hodges holds a Bachelor of Electrical Engineering degree from Cornell University and Master of Science and Ph.D. degrees in Electrical Engineering from the University of California at Berkeley.

        Ronald Schmidt has served as a director of Silicon Image since April 1997. From 1997 to February 2000, he held the position of Research Vice President at Lucent Bell Laboratories Research Silicon Valley, a division of Lucent Technologies, Inc., a global communications company. From 1994 to 1997, he served as Executive Vice President and Chief Technical Officer and a director of Bay Networks, Inc., a data networking products and services company formed by the merger of SynOptics Communications, Inc., and Wellfleet Communications, Inc. Dr. Schmidt was a co-founder of SynOptics in 1985, and served as Senior Vice President, Chief Technical Officer and a director of SynOptics until the merger. From 1981 to 1985, Dr. Schmidt was a research fellow at Xerox Corporation's Palo Alto Research Center. Dr. Schmidt serves as a director of several private companies. Dr. Schmidt holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Science from the University of California at Berkeley.

        David Courtney has served as a director of Silicon Image since March 2003. Mr. Courtney has served as Executive Vice President, Worldwide Operations & Administration of TiVo, Inc., a developer of digital video recorders, since October 2001, and has served as TiVo's Chief Financial Officer since March 1999. Mr. Courtney previously served as TiVo's Senior Vice President for Finance and Administration from March 2000 to October 2001 and as Vice President from March 1999 to March 2000. Mr. Courtney has served on the board of directors of TiVo since May 2002. From May 1995 to July 1998, Mr. Courtney served as a Managing Director in the high technology investment banking group at J.P. Morgan & Co., an investment banking firm. From 1986 to 1995, Mr. Courtney was a member of the high technology investment banking group at Goldman, Sachs & Co., an investment banking firm, most recently serving as Vice President. Mr. Courtney currently serves as a director of KQED Television, a non-profit affiliate of the Public Broadcasting System in San Francisco, California. Mr. Courtney holds a B.A. degree in Economics from Dartmouth College and a Master of Business Administration degree from Stanford University.

        David Lee has served as Chairman of the Board and Chief Executive Officer of Silicon Image since its inception on January 1, 1995, and in addition served as President from inception until October 1996 and from June 1999 until January 2003. Prior to founding Silicon Image, Dr. Lee was a principal investigator at Sun Microsystems, Inc., a computer networking company, where he led advanced development projects from 1993 to 1995, as a Visiting Scientist at Sun's Technology Development Group and as Senior Staff Engineer at Sun Labs. Before joining Sun, Dr. Lee was a member of the research staff at Xerox Corporation's Palo Alto Research Center, from 1989 to 1994. Dr. Lee holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Sciences from the University of California at Berkeley.

        Andrew Rappaport has served as a director of Silicon Image since June 1997. Mr. Rappaport has been a partner of August Capital, LLC, a venture capital firm, since July 1996. Prior to that time,

Mr. Rappaport was President of The Technology Research Group, Inc., a Boston-based strategic management consulting firm that he founded in August 1984. Mr. Rappaport serves as a director of several private companies. Mr. Rappaport attended Princeton University.

The Board of Directors recommends a vote FOR the election
of each of the nominated directors

Board of Directors Meetings and Committees

        Board of Directors.    During fiscal year 2002, the board met eleven times, including one telephone conference meeting, and acted by written consent three times. No director attended fewer than 75% of the aggregate of the total number of meetings of the board (held during the period for which he was a director) and the total number of meetings held by all committees of the board on which such director served (held during the period that such director served).

        Standing committees of the board include an audit committee, a compensation committee and a nominating committee.

        Audit Committee.    The audit committee consists of Mr. McAuliffe and Mr. Rappaport, as well as Mr. Courtney, who joined the committee as its chairman in March 2003. Dr. Hodges also served on the audit committee from October 1998 to March 2003. The audit committee met seven times during fiscal year 2002. The audit committee reviews our financial reporting process, our system of internal controls and the audit process. The audit committee also reviews the performance and independence of our external auditors and recommends to the board the appointment or discharge of our external auditors.

        Compensation Committee.    The compensation committee consists of Mr. Rappaport, Dr. Schmidt and Mr. Spreng. During fiscal year 2002, the compensation committee met two times and acted by written consent three times. The compensation committee reviews and recommends to the board the compensation and benefits of officers, directors and consultants of Silicon Image and reviews general policy relating to compensation and benefits. The Compensation Committee administers the issuance of stock options and other equity awards. The board also has the authority to approve the issuance of stock options and other equity awards and has delegated to Dr. Lee the authority to grant stock options to non-officer employees, subject to certain limitations.

        Nominating Committee.    The nominating committee consists of Mr. Rappaport and Mr. Spreng. The nominating committee was formed in February 2003 and has held one meeting. The nominating committee is chartered with the interviewing, evaluating, nominating and recommending of individuals for membership on the board.

Director Compensation

        Directors of Silicon Image do not receive cash compensation for their services as directors, but are reimbursed for their reasonable and necessary expenses for attending board and board committee meetings. All board members are eligible to receive discretionary grants of stock options under our 1999 Equity Incentive Plan, and we have previously made discretionary grants of stock options to new directors upon their appointment to the board.

        In addition, immediately following each annual meeting of our stockholders, each director who is not an employee and whose direct pecuniary interest in our common stock is less than 5% will automatically be granted an option under our 1999 Equity Incentive Plan to purchase 20,000 shares if the director has served continuously as a member of the board of directors for a period of at least one year, an additional option for 10,000 shares if the director has served continuously on the audit committee for a period of at least one year, and an additional option for 10,000 shares if the director has served continuously on the compensation committee for a period of at least one year. Each option will have an exercise price equal to the fair market value of our common stock on the date of grant. So long as the option holder continues to provide services to us, these annual grants will vest with respect to 4.167% of the shares each month following the date of grant until fully vested; provided, that these grants will become fully vested if we undergo a change in control. These annual grants will have a five-year term, but will generally terminate three months following the date the option holder ceases to provide services to us.

        On May 21, 2002, following the 2002 annual meeting or our stockholders, the following option grants were made to our directors at that time pursuant to our automatic annual grant program: Keith McAuliffe—an option for 20,000 shares and an option for 10,000 shares; Douglas Spreng—an option for 20,000 shares and an option for 10,000 shares; David Hodges—an option for 20,000 shares and an option for 10,000 shares; Ronald Schmidt—an option for 20,000 shares and an option for 10,000 shares; and Andrew Rappaport—an option for 20,000 shares and two options for 10,000 shares each. Each of these options has an exercise price of $10.67, the closing price per share of our common stock on the NASDAQ National Market on that date.

        Upon the appointment of David Courtney to the board of directors and to the audit committee as its chairman on March 20, 3003, Mr. Courtney was granted an option for 40,000 shares and an option for 20,000 shares. Each of these options has an exercise price of $4.52, the closing price per share of our common stock on the NASDAQ National Market on that date, and will vest with respect to 2.083% of the shares each month following the date of grant until fully vested; provided, that these grants will become fully vested if we undergo a change in control.

Compensation Committee Interlocks and Insider Participation

        The compensation committee of Silicon Image's board of directors is currently comprised of Messrs. Rappaport and Spreng and Dr. Schmidt. None of these individuals has at any time been an officer or employee of Silicon Image. None of our executive officers serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our board of directors or compensation committee.

PROPOSAL NO. 2—APPROVAL OF AMENDMENTS TO THE 1999 EQUITY INCENTIVE PLAN

        Our stockholders are being asked to approve amendments to our 1999 Equity Incentive Plan to:

  •
  increase the size of the automatic annual option grant to directors for board of directors service from 20,000 to 30,000 shares, beginning with grants made immediately after this Annual Meeting; and

  •
  extend the automatic annual option grant to directors for committee service from only the audit and compensation committees to any standing committee of the board, including the nominating committee.

        The board believes that equity is an important component of director and employee compensation because it has the potential to increase in value over time, which we hope will create better performance incentives for our directors and employees and will maximize the value of our common stock for our stockholders. Our directors do not receive cash compensation for their services as directors. After a review of survey data regarding director equity compensation at a peer group of high-technology companies prepared by an outside consultant, the board is recommending the increase in the size of the automatic annual option grant to our directors for board service in order to better align on a relative basis their equity compensation to that received by their peers at other companies and to better incentivize and retain them. In recognition of the additional duties and responsibilities incurred by directors serving on standing committees other than the audit and compensation committees, the board is recommending extending the automatic annual option grant to directors for committee service to any standing committee in order to incentivize directors to join such committees and fairly compensate them for doing so. If this amendment is approved, members of any other standing committee, such as the nominating committee, will not be eligible to receive an automatic annual grant for service on such committee until they have served continuously for a period of at least one year.

        Section 162(m) of the Internal Revenue Code limits our tax deduction in any taxable year to $1,000,000 for compensation paid to our Chief Executive Officer and each of our four other most highly compensated officers. Compensation includes salary as well as any gains realized upon exercise of stock options granted under the plan. However, we may take a deduction for all such compensation that qualifies as "performance-based" compensation, even if it exceeds $1,000,000. For options to qualify as "performance-based" under Section 162(m), among other things, our stockholders must approve the material terms of the plan, such as the limitation on the number of shares a person is eligible to receive in any calendar year. Our board of directors initially adopted the plan on July 20, 1999 and our stockholders previously approved the material terms of the plan on September 3, 1999. The plan became effective upon our initial public offering on October 6, 1999. Historically, we have taken a tax deduction for compensation attributable to options pursuant to this exception.

        The board is not proposing any other amendments to the plan. If Proposal No. 2 is approved, the 1999 Equity Incentive Plan will be amended and restated to implement the amendments described above and we will continue to take a tax deduction for compensation attributable to options granted under the plan. If Proposal No. 2 is not approved, the automatic annual option grant to directors for board service will remain at 20,000 shares and the automatic annual option grant to directors for committee service will remain limited to the audit and compensation committees. In addition, if Proposal No. 2 is not approved by Silicon Image's stockholders, future stock option grants to the CEO and the four other highest compensated officers of Silicon Image pursuant to the 1999 Equity Incentive Plan will no longer be exempt from the limitations on deductibility under Section 162(m) of the Internal Revenue Code until such stockholder approval is obtained.

Terms of the 1999 Equity Incentive Plan

        The following is a summary of the terms of the 1999 Equity Incentive Plan as currently in effect.

        Term of the Plan.    The plan became effective on October 6, 1999. The plan will terminate 10 years from the date the plan was adopted by our board, unless it is terminated earlier under the terms of the plan.

        Administration of the Plan.    The plan is administered by our compensation committee, all of the members of which are "non-employee directors" under applicable federal securities laws and "outside directors" as defined under applicable federal tax laws. In addition, our board is also authorized to grant and administer awards under the plan. Except for the automatic annual option grants to non-employee directors described above under Proposal No. 1 in the section "Director Compensation," the compensation committee and board have the authority to construe and interpret the plan, grant awards and make all other determinations necessary or advisable for the administration of the plan, and their decisions are final and binding. Grants of options to non-officer employees can be authorized by our Chief Executive Officer, subject to certain limitations.

        Shares Reserved Under the Plan.    The board initially reserved 2,000,000 shares of common stock available for issuance under this plan. In addition, upon our initial public offering on October 6, 1999, a total of 1,120,000 additional shares previously reserved for grant under our 1995 Equity Incentive Plan became available for grant under the plan. The following shares will again be available for grant and issuance under the plan:

  •
  shares that are subject to issuance upon exercise of an option granted under the plan that cease to be subject to the option for any reason other than exercise of the option;

  •
  shares that are subject to an award of an option, restricted stock or stock bonus under the plan that are forfeited or repurchased by us at the original issue price;

  •
  shares that are subject to an award of an option, restricted stock or stock bonus under the plan that otherwise terminates without shares being issued; and

  •
  shares that were issued under the 1995 Equity Incentive Plan that are forfeited or repurchased by us or that are issuable upon exercise of options granted under that plan that expire or become unexercisable for any reason without having been exercised in full.

        In addition, on the first business of each year, the total number of shares reserved for issuance under the plan increases automatically by a number of shares equal to 5% of our outstanding shares on December 31 of the preceding year. As of February 28, 2003, there were 3,082,386 shares available for issuance under the plan.

        Eligibility to Participate.    The plan authorizes the award of stock options, restricted stock awards and stock bonuses. These may be granted to employees, officers, directors, consultants, independent contractors and advisors of Silicon Image. As of February 28, 2003, approximately 300 persons were eligible to participate in the plan. No person is eligible to receive more than 500,000 shares in any calendar year under the plan pursuant to the grant of awards thereunder, other than new employees, including new employees who are also officers and directors, who are eligible to receive up to a maximum of 750,000 shares in the calendar year in which they commence their employment. If we are dissolved, liquidated or undergo a change in control (such as a merger, sale of assets or tender offer), outstanding awards may be assumed or substituted for by the successor corporation, if any. In the discretion of the compensation committee or board, the vesting of these awards may accelerate upon one of these transactions.

        Stock Options.    The plan provides for the grant of incentive stock options that qualify under Section 422 of the Internal Revenue Code and non-statutory stock options. Incentive stock options may be granted only to our employees. The exercise price of incentive stock options must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of non-statutory stock options must be at least equal to 85% of the fair market value of our common stock on the date of grant. The maximum term of options granted under the plan is 10 years, though any incentive stock options granted to 10% stockholders have a maximum term of five years. Incentive stock options may be exercised during the lifetime of the optionee only by the optionee and non-statutory stock options may be exercised during the lifetime of the optionee only by the optionee or a legal representative or family member permitted under the plan. Options granted under the plan generally may be exercised for a period of time after the termination of the optionee's service to us. Options will generally terminate three months after the termination of employment or 12 months afterwards if the termination is due to death or disability.

        Restricted Stock and Stock Bonuses.    The plan authorizes awards of restricted stock and stock bonuses either in addition to or in lieu of other awards under the plan, under the terms, conditions and restrictions as the board or compensation committee may provide. They may be awarded for past services rendered, upon the completion of certain services or upon satisfaction of performance goals.

        Amendments to the Plan.    The board may at any time terminate or amend the plan in any respect. However, the board will not, without stockholder approval, amend the plan in any manner that requires the approval of our stockholders.

        Federal Income Tax Information.    The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to us and employees participating in the plan. Federal tax laws may change and the federal, state and local tax consequences for any participating employee will depend upon his or her individual circumstances. Each participating employee has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan. The following discussion does not purport to describe state or local income tax consequences or tax consequences for employees in countries other than the United States.

        Options granted under the plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory stock options that are not intended to meet these requirements.

        Tax Treatment for Employees—Incentive Stock Options.    An employee will not recognize income for federal income tax purposes upon grant of an incentive stock option and will incur no tax upon exercise of an incentive stock option unless the employee is subject to the alternative minimum tax.

        If the employee holds the shares purchased upon exercise of the incentive stock option for more than one year after the date the option was exercised and for more than two years after the option grant date, the employee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of such shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for such shares. If the employee disposes of the shares prior to the expiration of either the one-year or the two-year required holding periods described above (which is referred to as a "disqualifying disposition"), then the gain realized upon such disposition, up to the difference between the option exercise price and the fair market value of such shares on the date of exercise (or, if less, the amount realized on a sale of such shares), will be treated as ordinary income. Any additional gain will be capital gain, depending upon the amount of time the shares were held by the employee.

        The difference between the exercise price and fair market value of the shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax (AMT). The AMT (which is imposed to the extent it exceeds the taxpayer's regular tax) is currently 26% of an individual taxpayer's alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the shares occurs in the same taxable year of the employee as exercise of the incentive stock option, there is no AMT adjustment with respect to those shares. Also, upon a sale of the shares that is either (i) not a disqualifying disposition or (ii) a disqualifying disposition in a calendar year other than the year of exercise, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the shares at exercise over the amount paid for the shares.

        Tax Treatment for Employees—Non-statutory Stock Options.    An employee will not recognize income for federal income tax purposes at the time a non-statutory stock option is granted. However, upon exercise of a non-statutory stock option, the employee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the employee's purchase price. The included amount must be treated as ordinary income by the employee and may be subject to income tax withholding by us (either by payment in cash or withholding out of the employee's salary). Upon resale of the shares by the employee, any subsequent appreciation or depreciation in the value of the shares will be treated as long-term or short-term capital gain or loss.

        Tax Treatment for Silicon Image.    We will be entitled to a deduction in connection with the disposition of shares acquired under an incentive stock option only to the extent that the employee recognizes ordinary income on a disqualifying disposition of the shares. We will be entitled to a deduction in connection with the exercise of a non-statutory stock option by an employee to the extent that the employee recognizes ordinary income.

        Maximum Tax Rates.    The maximum rate applicable to ordinary income is 39.1%. Long-term capital gain on stock held for more than twelve months will be taxed at a maximum rate of 20%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

        ERISA Information.    The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

        History of Grants.    Our Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers as of December 31, 2002 have been granted options to purchase shares under the 1999 Equity Incentive Plan, over the life of this plan through February 28, 2003, as follows:

Name and Positions	Number of Shares
David Lee Chairman of the Board and Chief Executive Officer	2,000,000
Steve Tirado President and Chief Operating Officer	1,436,459
Badar Baqai Executive Vice President, Engineering	242,184
Jaime Garcia-Meza Vice President, Worldwide Sales	360,000
Parviz Khodi Vice President, Marketing	303,415

        Our current executive officers as a group, our current non-employee directors as a group and our current employees (excluding executive officers and directors) as a group have been granted options to purchase shares and restricted stock awards under the 1999 Equity Incentive Plan over the life of this plan through February 28, 2003, as follows:

Name and Positions	Number of Shares
Current executive officers (9 persons)	4,892,954
Current non-employee directors (5 persons)	440,000
Current employees (excluding executive officers and non-employee directors)	6,632,954

        The foregoing table does not include executive officers or non-employee directors who were not serving in those capacities as of February 28, 2003.

The Board of Directors recommends a vote FOR the approval
of the amendments to the 1999 Equity Incentive Plan

Equity Compensation Plans

        As of December 31, 2002, we maintained our 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan, both of which were approved by our stockholders. Our 1995 Equity Incentive Plan, which was terminated in connection with our initial public offering, was also approved by our stockholders. As of December 31, 2002, we also maintained the CMD Technology Inc. 1999 Stock Incentive Plan and Silicon Communication Lab, Inc. 1999 Stock Option Plan, which we assumed in connection with our acquisition of those companies, as well as non-plan stock options. The following table gives information about equity awards under these plans and options as of December 31, 2002.

			(c)
	(a)	(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation plans approved by security holders	12,083,937	$4.98	2,247,310(1)
Equity compensation plans not approved by security holders (2)	7,816,937	$2.38	345,424
Total	19,900,874	$3.96	2,592,734

(1)
Of these, 1,185,560 shares remained available for grant under the 1999 Equity Incentive Plan and 1,061,750 shares remained available for grant under the 1999 Employee Stock Purchase Plan. All of the shares available for grant under the 1999 Equity Incentive Plan may be issued in the form of stock options, restricted stock or stock bonuses. Under the terms of our 1999 Equity Incentive Plan, on the first business day of each calendar year, the aggregate number of shares reserved and available for grant and issuance pursuant to the plan is automatically increased by a number of shares equal to 5% of the total outstanding shares as of the immediately preceding December 31, provided that our board of directors or compensation committee may in its sole discretion reduce the amount of the increase in any particular year and, provided further, that no more than 20,000,000 shares shall qualify as incentive stock options under the Internal Revenue Code of 1986, as amended. Under the terms of our 1999 Employee Stock Purchase Plan, on January 1 of each year, the aggregate number of shares reserved for issuance under the plan is automatically increased by a number of shares equal to 1% of the total outstanding shares as of the immediately preceding December 31, provided that our board of directors or compensation committee may in its sole discretion reduce the amount of the increase in any particular year and, provided further, that the aggregate number of shares issued over the term of the plan shall not exceed 8,000,000 shares.

(2)
In June 2001, we assumed the CMD Technology Inc. 1999 Stock Incentive Plan, all outstanding stock options under this plan and all shares then remaining available for future issuance under this plan. In September 2001, our board amended this plan to conform the material terms so that they are substantially similar to those of our 1999 Equity Incentive Plan; however, this plan does not allow for the award of stock bonuses and does not provide for an automatic annual increase in the amount of shares reserved for issuance thereunder. As of December 31, 2002, 4,437,034 shares were subject to outstanding stock options under this plan at a weighted-average exercise price of $2.08, and in addition, 268,410 shares remained available for future issuance under this plan. Shares subject to any option or right to purchase restricted stock granted under this plan that can no longer be exercised and shares reacquired by us pursuant to an option agreement or restricted stock purchase agreement will again be available for grant or issuance under this plan. Our directors, employees and consultants are eligible to receive stock options and rights to purchase restricted stock under this plan. Incentive stock options may be granted only to our employees. The compensation committee or board determines the exercise or purchase price and vesting schedule of options and restricted stock awards. The exercise price of incentive stock options must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of non-statutory stock options must be at least equal to 85% of the fair market value of our common stock on the date of grant. The maximum term of options granted under this plan is 10 years. No option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the optionee shall be exercisable only by such optionee. If we undergo a change in control (such as a merger, sale of assets or tender offer), outstanding options may be assumed or substituted for by the successor corporation. In the discretion of the compensation committee or board, the vesting of these options may accelerate upon one of these transactions. The board may from time to time amend, suspend or terminate this plan. Unless earlier terminated pursuant to its terms, this plan shall terminate on August 9, 2009.

  In July 2001, we assumed the Silicon Communication Lab, Inc. 1999 Stock Option Plan, all outstanding stock options under this plan and all shares then remaining available for future issuance under this plan. In September 2001, our board amended this plan to conform the material terms so that they are substantially similar to those of our 1999 Equity Incentive Plan (as described above); however, this plan does not allow for the award of restricted stock or stock bonuses and does not provide for an automatic annual increase in the amount of shares reserved for issuance thereunder. As of December 31, 2002, 1,475,970 shares were subject to outstanding stock options under this plan at a weighted-average exercise price of $0.80, and in addition, 77,014 shares remained available for future issuance under this plan. Shares subject to an option granted under this plan which expires or becomes exercisable for any reason shall become available for future grant under this plan. Our directors, employees and consultants are eligible to receive stock options under this plan. Incentive stock options may be granted only to our employees. The compensation committee or board determines the exercise price and vesting schedule of options. The exercise price of incentive stock options must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of non-statutory stock options must be at least equal to 85% of the fair market value of our common stock on the date of grant. The maximum term of options granted under this plan is 10 years. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee. If we undergo a change in control (such as a merger, sale of assets or tender offer), outstanding options may be assumed or substituted for by the successor corporation. In the discretion of the compensation committee or board, the vesting of these options may accelerate upon one of these transactions. The board may at any time amend, suspend or discontinue this plan. Unless earlier terminated pursuant to its terms, this plan shall terminate 10 years from its initial adoption.

  As of December 31, 2002, 1,903,933 shares were subject to nine outstanding non-plan stock options at a weighted-average exercise price of $3.49. On August 19, 1999, Daniel Atler was granted a non-plan option to purchase 60,000 shares at an exercise price of $2.875, which equaled 85% of the fair market value of our common stock on that date. This option becomes vested and exercisable with respect to 16% of the shares on August 19, 2000, 1.417% of the shares on September 19, 2000 and the 23 months thereafter, and 4.167% of the shares on September 19, 2002 and the 11 months thereafter. As of December 31, 2002, Mr. Atler had exercised this option with respect to 26,600 shares and this option remained outstanding with respect to 33,400 shares. On November 22, 2000, Badar Baqai was granted two non-plan options for 350,000 shares and 150,000 shares, respectively, each with an exercise price of $6.5625, which equaled the fair market value of our common stock on that date. Each of these options becomes vested and exercisable with respect to 25% of the shares on November 22, 2001 and 2.083% of the shares on December 22, 2001 and each of the 35 months thereafter. On April 4, 2001, as part of our option repricing program for executives, Mr. Baqai exchanged the option for 350,000 shares for an option for 350,000 shares with an exercise price of $5.625, which exceeded the fair market value of our common stock on that date. This option becomes vested and exercisable with respect to 12.5% of the shares on October 4, 2001 and 2.083% of the shares on November 4, 2001 and the 41 months thereafter. This option expires six years from the date of grant. As of December 31, 2002, Mr. Baqai had exercised this option with respect to 10,000 shares and this option remained outstanding with respect to 340,000 shares and the other option remained outstanding with respect to 150,000 shares. On April 5, 2001, Jaime Garcia-Meza was granted a non-plan option for 500,000 shares at $3.4375, which equaled the fair market value of our common stock on that date. This option is immediately exercisable and the shares subject thereto become vested with respect to 12.5% of the shares on October 5, 2001 and 2.083% of the shares on November 5, 2001 and the 41 months thereafter. As of December 31, 2002, this option remained outstanding with respect to 500,000 shares. On October 31, 2001, Robert Gargus was granted a non-plan option for 400,000 shares at an exercise price of $1.14, which equaled the fair market value of our common stock on that date. This option becomes vested and exercisable with respect to 25% of the shares on October 31, 2002 and 2.083% of the shares on November 31, 2002 and each of the 35 months thereafter. As of December 31, 2002, this option remained outstanding with respect to 400,000 shares. On August 19, 1999, Parviz Khodi was granted a non-plan option to purchase 60,000 shares at an exercise price of $2.875, which equaled 85% of the fair market value of our common stock on that date. This option becomes vested and exercisable with respect to 16% of the shares on August 19, 2000, 1.417% of the shares on September 19, 2000 and the 23 months thereafter, and 4.167% of the shares on September 19, 2002 and the 11 months thereafter. As of December 31, 2002, this option remained outstanding with respect to 60,000 shares. On August 19, 1999, Jalil Shaikh was granted a non-plan option to purchase 80,000 shares at an exercise price of $2.875, which equaled 85% of the fair market value of our common stock on that date. This option becomes vested and exercisable with respect to 16% of the shares on August 19, 2000, 1.417% of the shares on September 19, 2000 and the 23 months thereafter, and 4.167% of the shares on September 19, 2002 and the 11 months thereafter. As of December 31, 2002, Mr. Shaikh had exercised this option with respect to 12,800 shares and this option remained outstanding with respect to 40,533 shares. On August 19, 1999, Victor Da Costa was granted a non-plan option to purchase 80,000 shares at an exercise price of $2.875, which equaled 85% of the fair market value of our common stock on that date. This option becomes vested and exercisable with respect to 16% of the shares on August 19, 2000, 1.417% of the shares on September 19, 2000 and the 23 months thereafter, and 4.167% of the shares on September 19, 2002 and the 11 months thereafter. As of December 31, 2002, Mr. Da Costa had exercised this option with respect to 50,000 shares and this option remained outstanding with respect to 30,000 shares. On November 6, 2001, Hyun-Jong Shin was granted a non-plan option for 350,000 shares at an exercise price of $1.65, which equaled the fair market value of our common stock on that date. This option becomes vested and exercisable with respect to 25% of the shares on November 6, 2002 and 2.083% of the shares on December 6, 2002 and each of the 35 months thereafter. As of December 31, 2002, this option remained outstanding with respect to 350,000 shares. Unless noted otherwise above, all outstanding non-plan options expire 10 years from the date of grant. However, if an optionee ceases to provide services to us, his non-plan option will generally expire three months from the date of termination, unless the termination is for cause, in which case the option will expire on the date of termination, or the termination is for death or disability, in which case the option will expire 12 months from the date of termination.

PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of Silicon Image for the year ending December 31, 2003, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Audit and Related Fees

        Audit Fees.    The aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for professional services rendered for (i) the audit of Silicon Image's annual financial statements set forth in Silicon Image's Annual Report for the fiscal year ended December 31, 2002, and (ii) the review of Silicon Image's quarterly financial statements set forth in Silicon Image's Quarterly Reports on Form 10-Q were approximately $235,000.

        All Other Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for services other than those described above for the fiscal year ended December 31, 2002 were approximately $73,000. All other fees include fees for services such as tax consulting and compliance and other audit related services. Audit related services include work associated with auditing and accounting consultations regarding new accounting standards, SEC filings and acquisitions-related accounting assistance.

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents information as to the beneficial ownership of our common stock as of February 28, 2003 by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each of our directors;

  •
  our Chief Executive Officer, the four other most highly compensated executive officers who were executive officers as of December 31, 2002 and earned more than $100,000 in 2002 and one additional individual who was an executive officer in 2002 and earned more than $100,000 in 2002; and

  •
  all current directors and executive officers as a group.

        The percentage ownership is based on 67,395,728 shares of common stock outstanding as of February 28, 2003. Shares of common stock that are subject to options or other convertible securities currently exercisable or exercisable within 60 days of February 28, 2003, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options or convertible securities, but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. To our knowledge, unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The table does not include executive officers or directors who were not serving in those capacities as of February 28, 2003. Unless otherwise indicated, the address for each listed stockholder is c/o Silicon Image, Inc., 1060 East Arques Ave., Sunnyvale, California 94085.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent of Class
Sang-Chul Han (1)	3,794,650	5.6%
FMR Corp. (2)	3,530,000	5.2
David Lee (3)	3,109,557	4.6
Steve Tirado (4)	920,795	1.4
Jaime Garcia-Meza (5)	523,167	*
Jalil Shaikh (6)	445,592	*
Andrew Rappaport (7)	442,018	*
Parviz Khodi (8)	372,764	*
Ronald Schmidt (9)	314,636	*
Badar Baqai (10)	312,015	*
David Hodges (11)	176,100	*
Keith McAuliffe (12)	49,917	*
Douglas Spreng (13)	35,417	*
All current executive officers and directors as a group (14 persons) (14)	6,730,925	9.6

*
Less than 1%.

(1)
Based upon a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2003 which indicates sole voting and investment power over all of these shares. Mr. Han's address is c/o Kang Nam Cable, Ryukyung Building 239-1, Bonhyun-dong, Kangnam-ku, Seoul, Korea 135-010.

(2)
Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003 which indicates sole voting power over 50,000 of these shares and sole investment power over all of these shares. FMR Corp.'s address is 82 Devonshire Street, Boston, Massachusetts 02109.

(3)
Includes 2,327,600 shares held by Dr. Lee and Joanne W. Lee, trustees of the David D. Lee and Joanne W. Lee Trust Agreement dated March 15, 2000. Includes 780,957 shares subject to options held by Dr. Lee that are exercisable within 60 days of February 28, 2003.

(4)
Includes 900 shares held by the Tirado Family Trust, of which Mr. Tirado is a trustee. Includes 226,008 shares subject to options held by Mr. Tirado that are exercisable within 60 days of February 28, 2003. Includes 78,362 shares held by Mr. Tirado subject to our right of repurchase as of February 28, 2003.

(5)
Includes 504,167 shares subject to options held by Mr. Garcia-Meza that are exercisable within 60 days of February 28, 2003, of which 250,000 shares would be subject to our right of repurchase as of April 29, 2003.

(6)
Includes 105,373 shares subject to options held by Mr. Shaikh that are exercisable within 60 days of February 28, 2003. Includes 7,500 shares held by Mr. Shaikh subject to our right of repurchase as of February 28, 2003. Mr. Shaikh resigned from Silicon Image effective November 25, 2002.

(7)
Includes 8,000 shares held by a trust of which Mr. Rappaport is a trustee and 30,000 shares held in Mr. Rappaport's retirement plan account. Includes 56,666 shares subject to options held by Mr. Rappaport that are exercisable within 60 days of February 28, 2003. Mr. Rappaport's address is c/o August Capital, L.P., 2480 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

(8)
Includes 102,500 shares held by the Khodi Family Trust U/A/D 2/19/00. Includes 94,380 shares subject to options held by Mr. Khodi that are exercisable within 60 days of February 28, 2003. Includes 7,500 shares held by Mr. Khodi subject to our right of repurchase as of February 28, 2003.

(9)
Includes 202,500 shares subject to options held by Dr. Schmidt that are exercisable within 60 days of February 28, 2003.

(10)
Includes 306,975 shares subject to options held by Mr. Baqai that are exercisable within 60 days of February 28, 2003.

(11)
Includes 133,600 shares held by the Hodges Family Trust 5/16/90, of which Dr. Hodges and Susan A. Hodges are trustees. Includes 42,500 shares subject to options held by Dr. Hodges that are exercisable within 60 days of February 28, 2003.

(12)
Includes 37,917 shares subject to options held by Mr. McAuliffe that are exercisable within 60 days of February 28, 2003.

(13)
Includes 35,417 shares subject to options held by Mr. Spreng that are exercisable within 60 days of February 28, 2003.

(14)
Includes 2,519,741 shares subject to options that are exercisable within 60 days of February 28, 2003, of which 250,000 shares would be subject to our right of repurchase as of April 29, 2003. Includes 93,362 shares subject to our right of repurchase as of February 28, 2003.

EXECUTIVE OFFICERS

        The following sets forth certain information with regard to executive officers of Silicon Image, including their ages as of February 28, 2003:

Name	Age	Position
David Lee	46	Chairman of the Board and Chief Executive Officer
Steve Tirado	48	President and Chief Operating Officer
Robert Gargus	51	Vice President, Finance and Administration and Chief Financial Officer
Daniel Atler	43	Executive Vice President, Strategic Business Development
Badar Baqai	54	Executive Vice President, Engineering
Robert Bagheri	46	Executive Vice President, Operations
Jaime Garcia-Meza	40	Vice President, Worldwide Sales
Parviz Khodi	44	Vice President, PC/Display Products
John LeMoncheck	37	Vice President, Consumer Electronics Products
Edward Pak	42	Vice President, Storage Products

        David Lee has served as Silicon Image's Chairman of the Board and Chief Executive Officer since our inception on January 1, 1995, and in addition served as President from inception until October 1996 and from June 1999 until January 2003. Prior to founding Silicon Image, Dr. Lee was a principal investigator at Sun Microsystems, Inc., a computer networking company, where he led advanced development projects from 1993 to 1995, as a Visiting Scientist at Sun's Technology Development Group and as Senior Staff Engineer at Sun Labs. Before joining Sun, Dr. Lee was a member of the research staff at Xerox Corporation's Palo Alto Research Center, from 1989 to 1994. Dr. Lee holds Bachelor of Science, Master of Science and Ph.D. degrees in Electrical Engineering and Computer Sciences from the University of California at Berkeley.

        Steve Tirado has served as Silicon Image's President since January 2003, has also served as Silicon Image's Chief Operating Officer since November 2000, and previously served as Silicon Image's Executive Vice President of Marketing and Business Development from August 1999 to November 2000. From April 1986 to July 1999, Mr. Tirado held various marketing and management positions at Sun Microsystems, Inc., a computer networking company, serving most recently as Vice President of Marketing and Business Development for the NC Systems Group. From 1985 to 1986, Mr. Tirado was President of Tirado, Sorrentino Associates, a consulting firm. From 1984 to 1985, Mr. Tirado held the position of Marketing Administration Manager at Qualogy, a mass storage disk drive and controller company. From 1976 to 1984, Mr. Tirado was a public program administrator and policy analyst within various government agencies. Mr. Tirado holds a Bachelor of Arts degree in Psychology from the University of California at Santa Barbara, a Master of Arts Degree in Organizational Planning and Consultation from Boston University and a Master of Business Administration degree from the University of California at Berkeley.

        Robert Gargus has served as Silicon Image's Chief Financial Officer and Vice President, Finance and Administration since October 2001. From April 2000 to April 2001, Mr. Gargus served as Chief Executive Officer of Telcom Semiconductor, Inc., a supplier of semiconductor products for the wireless market, and prior to that time served as President from December 1999 to April 2000 and as Vice President, Financial and Administration and Chief Financial Officer from April 1998 to December 1999. From 1984 to May 1998, Mr. Gargus held a number of financial and management positions at Tandem Computers Inc., a computer systems company, serving most recently as President and General Manager of the Atalla Security Products Division and as Corporate Controller. From 1973 to 1984, Mr. Gargus held various financial positions at Unisys Corporation, an information technology services company. Mr. Gargus holds a Bachelor of Science degree in Accounting and a Master of Business Administration degree from the University of Detroit.

        Daniel Atler has served as Silicon Image's Executive Vice President, Strategic Business Development since October 2001. Mr. Atler previously served as Silicon Image's Chief Financial Officer and Vice President, Finance and Administration from June 1998 to October 2001. Mr. Atler served as Chief Financial Officer and Vice President of Finance and Administration for Wireless Access, Inc., a two-way wireless communication systems company, from January 1995 to November 1997, when Wireless Access, Inc., was acquired by Glenayre Technologies, Inc., a wireless personal communication systems company. After the merger, Mr. Atler continued in the same position at Wireless Access Group, a division of Glenayre Technologies, Inc., from November 1997 to June 1998. From July 1992 to December 1994, Mr. Atler served as Corporate Controller for Global Village Communication, Inc., a designer, developer and marketer of communication products for personal computers. From July 1982 to July 1992, Mr. Atler was with Ernst & Young, a financial accounting firm, most recently as a Senior Manager. Mr. Atler holds a Bachelor of Science degree in Business Administration from Colorado State University.

        Badar Baqai has served as Silicon Image's Executive Vice President, Engineering since November 2000. Prior to that time, Mr. Baqai served with Fujitsu Microelectronics, Inc., a supplier of semiconductors and electronics, as Executive Vice President of the Systems Solutions Group from September 1998 to November 2000, as Vice President of the ASIC business unit of the Systems Solutions Group from September 1997 to September 1998, and as Vice President of Engineering of the Processor Product Group from September 1994 to September 1997. Mr. Baqai holds a Master of Science degree in electrical engineering from the University of California at Los Angeles and a Master of Business Administration degree from the University of Phoenix.

        Robert Bagheri has served as Silicon Image's Executive Vice President of Operations since February 2003. From January 1997 to January 2003, Mr. Bagheri served as Vice President of Operations and Quality Reliability at SiRF Technology, Inc., a developer of software and semiconductor products designed to provide location awareness capabilities. Prior to that time, Mr. Bagheri served as Director of Product and Test Engineering Operations at S3 Incorporated, a supplier of multimedia acceleration hardware and software, from April 1995 to January 1997. From December 1989 to March 1995 Mr. Bagheri held various product engineering and management positions at Zoran Corporation, IMP Inc., Microchip Technology Inc. and Monolithic Memories Inc. Mr. Bagheri holds a Bachelor of Science in electrical engineering from the Cleveland Institute of Technology.

        Jaime Garcia-Meza has served as Silicon Image's Vice President, Worldwide Sales since April 2001. From January 2001 to March 2001, he was a general partner at The Corporate Finance Group, a venture capital firm. From August 1999 to December 2000, he served as Venture Director at Index Ventures Management, a venture capital firm. Prior to that time, he served with Sun Microsystems Inc., a computer networking company, as Director, Integrated Operations and Business Support Systems Solutions, Worldwide Telecommunications from July 1998 to July 1999, as Director, Telecommunications Industry Sales Development, International from July 1997 to June 1998, as Director, Telecommunications Industry Sales Development, Europe from April 1996 to June 1997, and as Regional Sales Manager, Mexico from October 1992 to March 1996. Mr. Garcia-Meza holds a Bachelor of Science degree in electrical engineering and a Master of Science degree in telecommunications and computer networks from the University of Kansas.

        Parviz Khodi has served as Silicon Image's Vice President, PC/Display Products since March 2003 and previously served as Silicon Image's Vice President, Marketing from April 2001 to March 2003 and Vice President, Worldwide Sales from August 1998 to April 2001. Mr. Khodi joined Silicon Image in July 1998 as Director of Asia Pacific Sales. From November 1987 to July 1998, Mr. Khodi worked at Chips and Technologies, Inc., a maker of semiconductor chips principally for the graphics market, where he held various sales management positions, most recently Director, Asia Pacific Sales. From 1986 to 1987, Mr. Khodi was responsible for worldwide field applications at Touch Communications, Inc., a client/server software company. From 1984 to 1986, Mr. Khodi held engineering positions in the microprocessor and microcontroller divisions of Intel corporation, a computer processor company. Mr. Khodi holds Bachelor of Science and Master of Science degrees in electrical engineering from the University of Kansas.

        John LeMoncheck has served as Silicon Image's Vice President, Consumer Electronics Products since January 2003. From January 2001 to January 2003 Mr. LeMoncheck served as Vice President, Software and Systems Engineering at Oak Technology's TeraLogic Group, a developer of integrated circuits, software and platforms for digital television. Prior to that time, Mr. LeMoncheck directed the LEGO Company's West Coast design center, which was focused on high technology toys from September 1999 to January 2001. From November 1993 to June 1999, Mr. LeMoncheck was Vice President of Engineering at Arithmos, Inc., a developer of flat panel display products. Before joining Arithmos, Mr. LeMoncheck was an engineer at Synaptics, Inc., a developer of interface devices for portable electronic devices, from May 1991 through October 1993 and an engineer at NCR Corporation, a financial information processing company, from June 1987 through June 1989. Mr. LeMoncheck holds a Bachelor of Science degree in electrical engineering from the University of California at San Diego.

        Edward Pak has served as Silicon Image's Vice President, Storage Products since April 2003. From September 2000 to April 2003, Mr. Pak served as President and Chief Executive Officer of TransWarp Networks, Inc., company developing next generation switch fabric solutions. From May 1996 to September 2000, Mr. Pak served as Vice President of Engineering of SandCraft, Inc., a provider of high-performance 64-bit embedded microprocessors which Mr. Pak co-founded. From 1991 to 1992, Mr. Pak was a Senior Member of Technical Staff of MIPS Computer Systems, Inc., a microprocessor developer, and continued in that capacity with Silicon Graphics, Inc., a provider of visual computing systems which acquired MIPS in 1992, until May 1996. Mr. Pak holds a Bachelor of Science degree in electrical engineering and computer sciences from the University of California at Berkeley and a Master of Science degree in electrical engineering from Stanford University.

EXECUTIVE COMPENSATION

Officer Compensation

        The following table sets forth all compensation awarded to, earned by or paid for services rendered to Silicon Image in all capacities during the years ended December 31, 2000, 2001 and 2002 by (i) our Chief Executive Officer, (ii) the four other most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of December 31, 2002 and whose salary and bonus for 2002 exceeded $100,000 and (iii) one other individual who was an executive officer during 2002 and whose salary and bonus for 2002 exceeded $100,000 (collectively, the "Named Executive Officers").

Summary Compensation Table

						Long-Term Compensation Awards
		Annual Compensation
						Securities Underlying Options Granted (#)
Name and Principal Positions					Other Annual Compensation ($)
	Year	Salary ($)		Bonus ($)
David Lee Chairman of the Board and Chief Executive Officer	2002 2001 2000	$275,000 192,500 256,248		$15,687 — 42,740	— — —	— 500,000 —	(1)
Steve Tirado President and Chief Operating Officer	2002 2001 2000	273,105 239,150 233,923		— — 50,000	— — —	250,000 666,459 120,000	(2)
Badar Baqai Executive Vice President, Engineering	2002 2001 2000	245,192 226,042 21,795		— 50,000 —	— — —	— 562,184 500,000	(3)
Jaime Garcia-Meza Vice President, Worldwide Sales	2002 2001	337,178 203,010	(4) (4)	20,595 —	— 50,938	50,000 660,000
Parviz Khodi Vice President, PC/Display Products	2002 2001 2000	259,564 249,605 245,143		— — 37,565	— — —	— 218,415 60,000	(5)
Jalil Shaikh Executive Vice President, Operations and Information Technology (former)	2002 2001 2000	247,573 192,155 184,424	(6)	— — 32,102	— — —	— 166,274 60,000	(7)

(1)
Of the stock options to purchase 500,000 shares of common stock granted to Dr. Lee in 2001, an option for 431,724 shares was received pursuant to our option repricing program for executives in exchange for cancellation of an option for 431,724 shares granted to Dr. Lee in 1999. Under this program, subject to certain limitations, each of our executive officers was allowed to exchange each of his options with an exercise price greater than $5.625 for a new option granted on April 4, 2001 with an exercise price of $5.625, which price exceeded the $3.0625 closing price of our common stock on that date. Subject to very limited exceptions, under this program, the vesting schedule for the new options was restarted, with the new options vesting as to 12.5% of the shares after six months and 2.083% of the shares each of the 42 months thereafter.

(2)
Of the stock options to purchase 666,459 shares of common stock granted to Mr. Tirado in 2001, an option for 250,000 shares and an option for 120,000 shares were received pursuant to our option repricing program for executives in exchange for cancellation of an option for 250,000 shares granted to Mr. Tirado earlier in 2001 and an option for 120,000 shares granted to Mr. Tirado in 2000, respectively.

(3)
Of the stock options to purchase 562,184 shares of common stock granted to Mr. Baqai in 2001, an option for 350,000 shares was received pursuant to our option repricing program for executives in exchange for cancellation of an option for 350,000 shares granted to Mr. Baqai in 2000.

(4)
Salary figures include sales commissions of $144,678 in 2002 and $21,264 in 2001. In 2001, Mr. Garcia-Meza received a payment of $50,938 to cover his relocation expenses incurred in connection with joining Silicon Image.

(5)
Of the stock options to purchase 218,415 shares of common stock granted to Mr. Khodi in 2001, an option for 60,000 shares was received pursuant to our option repricing program for executives in exchange for cancellation of an option for 60,000 shares granted to Mr. Khodi in 2000.

(6)
Salary figures include a severance payment of $16,911 in 2002. Mr. Shaikh resigned from Silicon Image effective November 25, 2002.

(7)
Of the stock options to purchase 166,274 shares of common stock granted to Mr. Shaikh in 2001, an option for 80,000 shares and an option for 60,000 shares were received pursuant to our option repricing program for executives in exchange for cancellation of an option for 80,000 shares and an option for 60,000 shares granted to Mr. Shaikh in 2000, respectively.

Option Grants in Last Fiscal Year

        The following table shows information about each stock option granted during 2002 to each of the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the closing price on the date an option was granted until the end of the option term. The 5% and 10% assumed annual rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

        All options included in the following table are nonqualified stock options. Unless noted otherwise, the options were granted under our 1999 Equity Incentive Plan and the exercise price of each option granted equaled the closing price per share of our common stock on the NASDAQ National Market on the date of grant. Unless noted otherwise, the options expire on the earlier of ten years from the date of grant or three months after termination of employment. The percentage numbers are based on an aggregate of 3,268,151 options granted to our employees during fiscal 2002.

			Percentage of Total Options Granted to Employees in 2001			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)
Name				Exercise Price Per Share ($)	Expiration Date
						5%	10%
David Lee	—		—%	$—	—	$—	$—
Steve Tirado	250,000	(1)	7.6	4.06	1/2/12	638,328	1,617,649
Badar Baqai	—		—	—	—	—	—
Jaime Garcia-Meza	50,000	(2)	1.5	4.44	9/10/12	139,615	353,811
Parviz Khodi	—		—	—	—	—	—
Jalil Shaikh	—		—	—	—	—	—

(1)
This option becomes vested and exercisable with respect to 0.833% of the shares on January 2, 2003 and each of the 11 months thereafter, 1.667% of the shares on January 2, 2004 and each of the 11 months thereafter, 2.5% of the shares on January 2, 2005 and each of the 11 months thereafter, and 3.333% of the shares on January 2, 2006 and each of the 11 months thereafter.

(2)
This option becomes vested and exercisable with respect to 0.833% of the shares on September 10, 2004 and each of the 11 months thereafter, 1.667% of the shares on September 10, 2005 and each of the 11 months thereafter, 2.5% of the shares on September 10, 2006 and each of the 11 months thereafter, and 3.333% of the shares on September 10, 2007 and each of the 11 months thereafter.

Aggregated Option Exercises in 2002 and Year End Option Values

        The following table sets forth the number of shares acquired upon the exercise of stock options during 2002 and the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Executive Officers at December 31, 2002. Also reported are values of unexercised "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and $6.00, the closing price per share of our common stock on December 31, 2002 on the NASDAQ National Market.

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)
						Value of Unexercised In-the-Money Options at Fiscal Year End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable		Unexercisable	Exercisable	Unexercisable
David Lee	—	$—	648,276		420,000	$84,526	$115,776
Steve Tirado	—	—	169,235		497,224	66,288	583,595
Badar Baqai	10,000	46,250	253,153		449,031	201,910	818,494
Jaime Garcia-Meza	—	—	501,667	(1)	208,333	1,289,352	847,498
Parviz Khodi	—	—	74,547		203,868	139,745	696,551
Jalil Shaikh	—	—	106,373		287,101	152,763	902,116

(1)
210,000 of the shares issuable upon exercise of these options were vested as of December 31, 2002.

Employment Contracts and Change of Control Arrangements

        Silicon Image entered into an agreement with David Lee on April 22, 1997, amended and restated this agreement on August 15, 1997, amended this agreement on January 24, 2000, and amended this agreement again on March 29, 2001. The agreement provides that if, on or before December 31, 2006, Dr. Lee is terminated by Silicon Image other than for cause, or if Dr. Lee resigns for good reason, Dr. Lee will continue to receive salary at his current rate for six months and vesting of his stock and options will accelerate, subject to limitations in the event of specified types of acquisitions of Silicon Image. In addition, if Dr. Lee is terminated for cause, or resigns without good reason, then Silicon Image may elect to continue his salary for six months. During any period in which Dr. Lee is receiving post-termination salary pursuant to the severance agreement, he will be available to consult with Silicon Image from time to time as Silicon Image may request, and he may not compete with Silicon Image in defined geographical areas. "Cause" is defined to mean willful and continued failure to substantially perform duties after receipt of demand for performance from the board and willfully engaging in gross misconduct which is materially and demonstrably injurious to Silicon Image. No act or failure to act shall be considered willful if done or omitted to be done in good faith and in the reasonable belief that the act or omission was in the best interests of Silicon Image and/or was required by applicable law. "Good reason" for resignation is defined to mean a change in titles or offices without Dr. Lee's consent, such that he is no longer an officer and director of Silicon Image (except in connection with a termination of employment for cause or due to death or disability or in connection with an acquisition of Silicon Image in which Dr. Lee is offered employment with the successor corporation in a position with comparable duties and responsibilities and comparable base salary and bonus compensation formula), a material reduction in base salary or bonus compensation formula, a material reduction in the kind or level of employee benefits with the result that Dr. Lee's overall benefits package is significantly reduced, Silicon Image taking any action which would materially and adversely affect Dr. Lee's participation in any plan, program or policy generally applicable to employees or deprive him in a material way of fringe benefits, Silicon Image requiring any termination of Dr. Lee's employment other than for cause, disability or death, and failure of Silicon Image to obtain assumption of this agreement by any successor corporation.

        Silicon Image entered into an agreement with Steve Tirado in June 1999. The agreement sets forth Mr. Tirado's title and provides for an initial salary of $225,000 per year and a bonus of up to $50,000 in the first year. Pursuant to the agreement, Silicon Image sold Mr. Tirado 940,350 shares of common stock at the price of $1.00 per share. All of the shares initially are subject to our right to repurchase them at cost if Mr. Tirado's employment terminates, and this right lapses over a four-year period. The agreement provides that Mr. Tirado will continue to receive salary at his current rate and benefits for six months in the event his employment terminates other than for cause. "Cause" is defined to mean willful gross misconduct, conviction of a felony or an act of material personal dishonesty. In November 1999, Silicon Image entered into an additional agreement with Mr. Tirado that provides that instead of the bonus provided for under the initial agreement, Mr. Tirado will be eligible for a bonus determined after June 30, 2000 equal to the greater of the amount due to him under the executive bonus plan adopted by Silicon Image for the period from October 1, 1999 to June 30, 2000 or $45,833.

        Silicon Image entered into an agreement with Badar Baqai in November 2000. The agreement sets forth Mr. Baqai's title and provides for an initial salary of $250,000 per year and a sign on bonus of $50,000 payable over the first nine months of employment. The agreement provides that Mr. Baqai will continue to receive salary at his current rate and benefits for six months in the event his employment terminates other than for cause. "Cause" is defined to mean willful gross misconduct, conviction of a felony or an act of material personal dishonesty.

        Silicon Image entered into an agreement with Jaime Garcia-Meza in March 2001. The agreement sets forth Mr. Garcia-Meza's title and provides for an initial salary of $192,500, with a proviso that Mr. Garcia-Meza will paid at an annualized rate of $275,000 through the end of Silicon Image's third quarter in fiscal 2001. The agreement provides that Mr. Garcia-Meza will be eligible to receive a target commission of $82,500 under Silicon Image's standard commission plan and will be entitled to up to $120,000 to cover relocation, moving and tax preparation expenses. On April 5, 2001, pursuant to the terms of the agreement, the compensation committee granted Mr. Garcia-Meza a 500,000 share non-plan option with an exercise price per share equal to $3.4375, the closing price of our common stock on the NASDAQ National Market on that date. This option vests and becomes exercisable with respect to 25% of the shares on April 5, 2002 and an additional 2.083% of the shares each of the 36 months thereafter. The agreement provides that in the event his employment terminates other than for cause, Mr. Garcia-Meza will be entitled to receive severance for six months at the rate of his base salary plus target bonus for the year. "Cause" is defined to mean willful gross misconduct, conviction of a felony or an act of material personal dishonesty. The agreement also provides that in the event his employment is terminated in connection with a change in control of Silicon Image, Mr. Garcia-Meza's stock option will become vested with respect to the greater of twice the number of shares then vested according to the vesting schedule set forth above or 25% of the shares and Mr. Garcia-Meza will be entitled to receive severance for six months at the rate of his base salary plus target bonus for the year.

        Silicon Image entered into an employment agreement with Parviz Khodi on June 10, 1999. In addition to describing Mr. Khodi's title and compensation, the agreement provides for continuation of salary and commission for six months in the event that there is a change in control of Silicon Image and Silicon Image terminates Mr. Khodi's employment other than for cause, disability or death. "Cause" is defined to mean willful gross misconduct, conviction of a felony or an act of material dishonesty.

REPORT OF THE COMPENSATION COMMITTEE

        This Report of the Compensation Committee is required by the Securities and Exchange Commission and, in accordance with the Commission's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Silicon Image specifically incorporates this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act of 1933 or the Securities Exchange Act of 1934.

        The Compensation Committee of the Board of Directors (the "Committee"), in conjunction with the members of the Board of Directors other than David Lee, sets the base salaries of Silicon Image's executive officers, including the Chief Executive Officer ("CEO"), and approves bonus programs for the executive officers. The Committee administers the issuance of stock options and other equity awards to Silicon Image's executive officers and other employees under Silicon Image's 1999 Equity Incentive Plan, 1999 Employee Stock Purchase Plan, CMD Technology Inc. 1999 Stock Incentive Plan and Silicon Communication Lab, Inc. 1999 Stock Option Plan as well as non-plan options. The Board of Directors is also authorized to make these stock option grants and other equity awards. The Committee has complete discretion in establishing the terms of stock option grants and other equity awards it makes. The Committee is comprised of three independent non-employee directors whose names appear below. The following is a summary of policies of Silicon Image that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

General Compensation Policy

        Silicon Image's overall policy is to offer its executive officers cash-based and equity-based compensation opportunities based on their personal performance and specified financial performance metrics of Silicon Image and their contribution to that performance. The principal factors taken into account in establishing each executive's compensation package are summarized below. Additional factors may be taken into account to a lesser degree and the relative weight given to each factor varies with each individual in the discretion of the Committee. The Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future years.

        Cash-based Compensation.    Silicon Image sets base salaries for executive officers on the basis of personal performance, the scope of an officer's particular job, the financial performance metrics of Silicon Image and internal and industry comparability considerations.

        Long-term Equity-based Compensation.    Long-term equity incentives for executive officers are effected through the granting of stock options. The Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing management on increasing stockholder value. Stock options generally have value for the executive only if the price of Silicon Image's common stock increases above the exercise price determined on the option grant date and the executive remains employed by Silicon Image for the period required for the shares to vest. Stock options typically have been granted to executive officers when the executive first joins Silicon Image, in connection with a significant change in responsibilities, to achieve equity within a peer group, and to provide greater incentives to continue employment with Silicon Image and to strive to increase the value of Silicon Image's common stock. The Board of Directors or Committee may, however, grant stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Board of Directors or Committee and may be based on the executive's level of responsibility, anticipated future contribution and ability to impact corporate results, past performance, consistency within the executive's peer group, the number of existing option shares held by the executive at the time of the grant, or other considerations. The relative weight given to these factors varies with each executive in the sole discretion of the Board of Directors or Committee.

2002 Executive Compensation

        Cash-based Compensation.    Upon the hiring of a new executive officer, the Board of Directors or Committee will determine the officer's annual base salary. Since October 1999, the Board of Directors and Committee have periodically reviewed and adjusted the base salaries of Silicon Image's executive officers in light of the factors and considerations for cash-based compensation described above and, except with respect to the CEO's compensation, the recommendations of the CEO. David Lee, Silicon Image's CEO, has periodically made recommendations with respect to the base salaries of the other executive officers after review of salary surveys prepared by compensation consultants to high-technology companies.

        In January 2002, the Board of Directors increased Jalil Shaikh's base salary to $230,000 per year in connection with his assumption of responsibility for Silicon Image's information technology functions. In light of the economic downturn experienced by the semiconductor industry during 2001, the financial performance metrics achieved by Silicon Image for that year and Silicon Image's financial condition, neither the Board of Directors nor the Committee adjusted other executives' base salaries for 2002 or adopted a cash-based bonus plan for executives for 2002. In December 2002, the Committee set base salaries for executive officers for 2003 after evaluating salary survey data prepared by an outside consultant and the performance of Silicon Image and the executives during 2002. At that time, the Committee also approved a cash-based bonus plan for executive officers for 2003.

        Long-term Equity-based Compensation.    During 2002, the Board of Directors granted stock options to Steve Tirado and Jaime Garcia-Meza in order to aid in the retention of these executive officers. The foregoing option grants were also made in order to align the interests of the grantees with those of the stockholders.

        Company Performance and CEO Compensation.    In October 1999, the Committee set the annual base salary for David Lee at $250,000 based on the criteria for cash-based compensation set forth above and taking into account the increases in base salaries awarded to Silicon Image's vice presidents at that time. In September 2000, the Board of Directors increased Dr. Lee's annual base salary by $25,000 to $275,000 based on the criteria for cash-based compensation set forth above. Dr. Lee's base salary was not adjusted for 2002 for the reasons set forth above.

        Compliance with Section 162(m) of the Internal Revenue Code.    Internal Revenue Code Section 162(m) limits Silicon Image's ability to deduct compensation in excess of $1,000,000 in any taxable year to the individual who is the CEO at the end of the taxable year and the four other highest compensated officers of Silicon Image during the taxable year. Cash compensation for 2002 for any individual was not in excess of $1,000,000 and Silicon Image does not expect cash compensation for 2003 to be in excess of $1,000,000 for any individual. Having considered the requirements of Section 162(m), the Committee believes that prior stock option grants made pursuant to Silicon Image's 1999 Equity Incentive Plan meet the requirements that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility. However, if Proposal No. 2 is not approved by Silicon Image's stockholders, future stock option grants to the CEO and the four other highest compensated officers of Silicon Image pursuant to the 1999 Equity Incentive Plan will no longer be exempt from the limitations on deductibility under Section 162(m) until such stockholder approval is obtained.

Compensation Committee
Andrew Rappaport Ronald Schmidt Douglas Spreng

PERFORMANCE GRAPH

        The stock price performance graph below is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Silicon Image specifically incorporates this information by reference and shall not otherwise be deemed soliciting material or filed under such acts.

        The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for Silicon Image, the NASDAQ Composite Stock Market Index (US) and the S&P Technology Index. The graph assumes that $100 was invested in Silicon Image's common stock, the NASDAQ Composite Stock Market (US) and the S&P Technology Index from the date of Silicon Image's initial public offering on October 6, 1999 through December 31, 2002. Note that historic stock price performance is not necessarily indicative of future stock price performance.

$100 Initial Investment on October 6, 1999

	Silicon Image	NASDAQ Composite Index	S&P Technology Index
December 31, 1999	$584	$142	$130
March 31, 2000	597	159	147
June 30, 2000	416	139	134
September 30, 2000	414	127	115
December 31, 2000	91	85	78
March 31, 2001	61	64	59
June 30, 2001	83	75	66
September 30, 2001	35	52	44
December 31, 2001	63	68	59
March 31, 2002	142	65	53
June 30, 2002	102	51	39
September 30, 2002	68	41	29
December 31, 2002	100	47	36

REPORT OF THE AUDIT COMMITTEE

        This Report of the Audit Committee is required by the Securities and Exchange Commission and, in accordance with the Commission's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Silicon Image specifically incorporates this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act of 1933 or the Securities Exchange Act of 1934.

        The Audit Committee of Silicon Image (the "Committee") is composed of three directors who are considered "independent" under the listing standards of the NASDAQ Stock Market and operates under a written charter approved by the Committee and adopted by the Board of Directors in May 2000. The members of the committee are David Courtney, Keith McAuliffe and Andrew Rappaport. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of Silicon Image's independent accountants.

        Management is responsible for Silicon Image's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Silicon Image's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

        In this context, the Committee has met and held discussions with management and the independent accountants. Management has represented to the Committee that Silicon Image's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Silicon Image's independent accountants have also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee has discussed with the independent accountants that firm's independence.

        Based upon the Committee's discussions with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in Silicon Image's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission. Mr. Courtney, who was appointed to the Committee in March 2003, did not take part in the foregoing actions by the Committee.

Audit Committee
David Courtney Keith McAuliffe Andrew Rappaport

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        From January 1, 2002 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which we or any of our subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a pecuniary interest, except as described in the Director Compensation and Executive Compensation sections above and as set forth below.

  Stock Option Grants.

        On January 2, 2003, the Compensation Committee made the option grants set forth in the table below to Named Executive Officers. Each option granted has a ten year term and an exercise price per share of $6.16, the closing price of our common stock on the NASDAQ National Market on January 2, 2003.

Name	Number of Securities Underlying Options Granted (#)
David Lee	500,000 (1)
Steve Tirado	200,000 (2)
200,000 (3)
Badar Baqai	30,000 (4)
Jaime Garcia-Meza	150,000 (5)
Parviz Khodi	25,000 (6)

(1)
This option becomes vested and exercisable with respect to 2.083% of the shares on January 2, 2003 and each of the 47 months thereafter.

(2)
This option becomes vested and exercisable as to 0.833% of the shares on January 2, 2004 and each of the 11 months thereafter, 1.25% of the shares on January 2, 2005 and each of the 11 months thereafter, 2.083% of the shares on January 2, 2006 and each of the 11 months thereafter, and 4.167% of the shares on January 2, 2007 and each of the 11 months thereafter.

(3)
This option becomes vested and exercisable as to 1.667% of the shares on January 2, 2003 and each of the 59 months thereafter.

(4)
This option shall become vested and exercisable in full on December 31, 2003, provided that Mr. Baqai has achieved performance goals established by our Chief Executive Officer or President on or before such date. However, if there is a change of control of Silicon Image during 2003, then so long as Mr. Baqai has timely achieved any performance goals that are scheduled to be achieved prior to the change of control and Mr. Baqai either continues to provide services to Silicon Image or its successor as of December 31, 2003 or has not been terminated for cause, this option shall become vested and exercisable in full on December 31, 2003. Also, irrespective of whether any performance goals are timely achieved, this option shall become vested and exercisable in full on January 2, 2008.

(5)
This option becomes vested and exercisable as to 1.667% of the shares on January 2, 2005 and each of the 11 months thereafter, 2.778% of the shares on January 2, 2006 and each of the 11 months thereafter, and 3.889% of the shares on January 2, 2007 and each of the 11 months thereafter.

(6)
This option shall become vested and exercisable in full on December 31, 2003, provided that Mr. Khodi has achieved performance goals established by our Chief Executive Officer or President on or before such date. However, if there is a change of control of Silicon Image during 2003, then so long as Mr. Khodi has timely achieved any performance goals that are scheduled to be achieved prior to the change of control and Mr. Khodi either continues to provide services to Silicon Image or its successor as of December 31, 2003 or has not been terminated for cause, this option shall become vested and exercisable in full on December 31, 2003. Also, irrespective of whether any performance goals are timely achieved, this option shall become vested and exercisable in full on January 2, 2008.

        Information regarding option grants to Named Executive Officers in 2002 is set forth in the Executive Compensation section above under the captions "Officer Compensation" and "Option Grants in Last Fiscal Year."

        Indebtedness to Silicon Image.    In 1998 and 1999, certain of our executive officers purchased shares of our common stock in exchange for full recourse promissory notes issued to us. The terms of the restricted stock purchases are summarized below.

Name	Date of Purchase	Number of Shares	Principal Amount of Note(s)	Date Due	Interest Rate*
Daniel Atler (1)	June 1, 1999	120,000 (1)	$60,000 (3)	June 1, 2004	5.30%
Parviz Khodi (2)	June 1, 1999	160,000 (2)	80,000 (4)	June 1, 2004	5.30
	Sep. 13, 1999	4,000 (2)	10,000 (5)	Sep. 13, 2004	5.98

*
Compounded semi-annually

(1)
We have a right to repurchase these shares, which right lapses over a four year period with respect to 25% of the shares after one year and 2.083% of the shares each month thereafter.

(2)
These shares are not subject to a right of repurchase on behalf of Silicon Image.

(3)
Mr. Atler repaid all principal and accrued interest under this note in April 2002. At the time of repayment, the principal and accrued interest totaled $69,322.

(4)
Mr. Khodi repaid all principal and accrued interest under these notes in January 2003. At the time of repayment, the principal and accrued interest totaled $95,502.

(5)
Mr. Khodi repaid all principal and accrued interest under this note in January 2003. At the time of repayment, the principal and accrued interest totaled $12,017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock ("10% Stockholders"), to file with the Securities and Exchange Commission initial reports of ownership on a Form 3 and reports of changes in ownership of our common stock and other equity securities on a Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from the executive officers and directors, we believe that all of our executive officers, directors and 10% Stockholders made all the necessary filings under Section 16(a) during 2002.

STOCKHOLDER PROPOSALS

        Stockholder proposals for inclusion in Silicon Image's Proxy Statement and form of proxy relating to Silicon Image's annual meeting of stockholders to be held in 2004 must be received by December 13, 2003. Stockholders wishing to bring a proposal before the annual meeting for 2004 (but not include it in Silicon Image's proxy materials) must provide written notice of such proposal to the Secretary of Silicon Image at the principal executive offices of Silicon Image no later than March 21, 2004.

OTHER BUSINESS

        The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

        Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the meeting.

SILICON IMAGE, INC.

1999 EQUITY INCENTIVE PLAN

Adopted July 20, 1999

As Amended March 29, 2001

                             1.             PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses.  Capitalized terms not defined in the text are defined in Section 23.

                             2.             SHARES SUBJECT TO THE PLAN.

                                             2.1           Number of Shares Available.  Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,000,0001 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.  In addition, any authorized shares not issued or subject to outstanding grants under the Silicon Image, Inc. 1995 Equity Incentive Plan (the "Prior Plan") on the Effective Date (as defined below) and any shares issued under the Prior Plan that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan.  In addition, on the first business day of each calendar year of the Company during the term of the Plan, the aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be increased automatically by a number of Shares equal to 5% of the total outstanding shares of the Company, provided, that the Board or the Committee may in its sole discretion reduce the amount of the increase in any particular year; and, provided further, that no more than 10,000,000 shares shall qualify as ISOs (as defined in Section 5 below).  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                                             2.2           Adjustment of Shares.  In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Share amounts set forth in Section 3 below, (c) the number of Shares subject to each Annual Grant described in Section 9 below, (d) the Exercise Prices of and number of Shares subject to outstanding Options, and (e) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

                             3.             ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.  All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.  No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or

[1]	As adjusted for the two-for-one split of the common stock of Silicon Image which became effective on August 18, 2000, this amount is currently 2,000,000.

Subsidiary of the Company), who are eligible to receive up to a maximum of 750,000 Shares in the calendar year in which they commence their employment.  A person may be granted more than one Award under this Plan.

                             4.             ADMINISTRATION.

                                             4.1           Committee Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee.  Except for automatic grants to Eligible Directors pursuant to Section 9 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan.  Except for automatic grants to Eligible Directors pursuant to Section 9 hereof, the Committee will have the authority to:

                                                                                      (a)           construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                                                                                      (b)           prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

                                                                                      (c)           select persons to receive Awards;

                                                                                      (d)           determine the form and terms of Awards;

                                                                                      (e)           determine the number of Shares or other consideration subject to Awards;

                                                                                      (f)            determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                                                                                      (g)           grant waivers of Plan or Award conditions;

                                                                                      (h)           determine the vesting, exercisability and payment of Awards;

                                                                                      (i)            correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                                                                                      (j)            determine whether an Award has been earned; and

                                                                                      (k)           make all other determinations necessary or advisable for the administration of this Plan.

                                             4.2           Committee Discretion.  Except for automatic grants to Eligible Directors pursuant to Section 9 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.  The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                             5.             OPTIONS.  The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                                             5.1           Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and, except as otherwise required by the terms of Section 9 hereof, will be in such form and contain such provisions

(which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                                             5.2           Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee.  The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                                             5.3           Exercise Period.  Except for automatic grants to Eligible Directors pursuant to Section 9 hereof, Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                                             5.4           Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                                             5.5           Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement  (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                                             5.6           Termination.  Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                                                                                      (a)           If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

                                                                                      (b)           If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                                             5.7           Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                                             5.8           Limitations on ISO.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000.  If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                                             5.9           Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                                             5.10         No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

                             6.             RESTRICTED STOCK.  A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions.  The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                                             6.1           Form of Restricted Stock Award.  All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person.  If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                                             6.2           Purchase Price.  The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value.  Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                                             6.3           Terms of Restricted Stock Awards.  Restricted Stock Awards shall be subject to such restrictions as the Committee may impose.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement.  Restricted Stock Awards may vary from Participant to Participant and between groups of Participants.  Prior to the grant of a Restricted Stock Award, the Committee shall:  (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

                                             6.4           Termination During Performance Period.  If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

                             7.             STOCK BONUSES.

                                             7.1           Awards of Stock Bonuses.  A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company.  A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

                                             7.2           Terms of Stock Bonuses.  The Committee will determine the number of Shares to be awarded to the Participant.  If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a)  determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria.  The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.  The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                                             7.3           Form of Payment.  The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine.  Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                             8.             PAYMENT FOR SHARE PURCHASES.

                                             8.1           Payment.  Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                                                                                      (a)           by cancellation of indebtedness of the Company to the Participant;

                                                                                      (b)           by surrender of shares that either:  (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                                                                                      (c)           by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                                                                                      (d)           by waiver of compensation due or accrued to the Participant for services rendered;

                                                                                      (e)           with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                                                                                                      (1)           through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                                                                                                      (2)           through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                                                                                      (f)            by any combination of the foregoing.

                                             8.2           Loan Guarantees.  The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

9.                               AUTOMATIC GRANTS TO ELIGIBLE DIRECTORS.

                                             9.1           Types of Options and Shares.  Options granted under this Plan and subject to this Section 9 shall be NQSOs.

                                             9.2           Eligibility.  Options subject to this Section 9 shall be granted only to Eligible Directors.

                                             9.3           Annual Grants. Immediately following each annual meeting of stockholders, (a) each Eligible Director will automatically be granted an Option for 10,0002 Shares, provided the Eligible Director is a member of the Board on such date and has served continuously as a member of the Board of Directors of the Company (or the Company’s California predecessor) for a period of at least one year since the date when such Eligible Director first became a member of the Board; and (b) each Eligible Director who is a member of the Committee or the Company’s Audit Committee3 will automatically be granted an option for an additional 5,0004 Shares for each such committee on which such Eligible Director serves, provided such Eligible Director is a member of such committee on such date and has served continuously as a member of such committee of the Company (or the Company’s California predecessor) for a period of at least one year since the date when such Eligible Director first joined such committee.  The Options described in this Section 9.3 are referred to as the "Annual Grants.”

                                             9.4           Exercise Price; Vesting; Exercise Period.  The exercise price of an Annual Grant shall be the Fair Market Value of the Shares at the time of grant.  Provided the director continues to provide services to the Company, an Annual Grant shall become vested and exercisable with respect to one twenty-fourth (1/24) of the Shares each month following the date of grant until fully vested; provided, however, that an Annual Grant shall become fully vested immediately prior to the consummation of a Change in Control.  The Exercise Period of an Annual Grant shall end five (5) years after the date of grant.

                             10.          WITHHOLDING TAXES.

                                             10.1         Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                                             10.2         Stock Withholding.  When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

11.        TRANSFERABILITY.

11.1           Except as otherwise provided in this Section 11, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

11.2           All Awards other than NQSO’s.  All Awards other than NQSO’s shall be exercisable: (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or

[2]

As adjusted for the two-for-one split of the common stock of Silicon Image which became effective on August 18, 2000, this amount is currently 20,000.  An amendment to increase this number to 30,000 is being submitted for stockholder approval at the 2003 Annual Meeting to be held on May 20, 2003.

[3]

An amendment to change this reference to the Compensation Committee and Audit Committee to be a reference to any standing committee of the Board is being submitted for stockholder approval at the 2003 Annual Meeting to be held on May 20, 2003.

[4]	As adjusted for the two-for-one split of the common stock of Silicon Image which became effective on August 18, 2000, this amount is currently 10,000.

legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.

11.3           NQSOs.  Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant's guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by "permitted transfer;" and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.  "Permitted transfer" means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant’s lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order.  A permitted transfer does not include any transfer for value and neither of the following are transfers for value:  (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

                             12.          PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES..

                                             12.1            Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

                                             12.2            Financial Statements.  The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                                             12.3            Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

                             13.          CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

                             14.          ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral.  In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

                             15.          EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

                             16.          SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:  (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                             17.          NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                             18.          CORPORATE TRANSACTIONS.

                                             18.1            Assumption or Replacement of Awards by Successor.  In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards (including without limitation Annual Grants under Section 9) may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants.  In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.  In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards (including without limitation Annual Grants under Section 9) will expire on such transaction at such time and on such conditions as the Committee will determine.  Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18.  If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

                                             18.2            Other Treatment of Awards.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards (including without limitation Annual Grants under Section 9) will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

                                             18.3            Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                             19.          ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date").  This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.  Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

                             20.          TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.  This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

                             21.          AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

                             22.          NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                             23.          DEFINITIONS.  As used in this Plan, the following terms will have the following meanings:

                                             "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

                                             "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                                             "Board" means the Board of Directors of the Company.

                                             "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

                                             “Change of Control” means the consummation of any transaction or series of related transactions which results in all of the holders of record of the Company’s capital stock immediately prior to the transaction or transactions holding less than fifty percent (50%) of the voting power of the surviving entity in the transaction or transactions immediately after the transaction or transactions, including the acquisition of the Company by another entity and any reorganization, merger or consolidation, or which results in the sale of all or substantially all of the assets of the Company; provided, however, if the surviving entity in the transaction or transactions is wholly owned by another entity, then a Change of Control has occurred only if the holders of record of the Company’s capital stock immediately prior to the transaction or transactions hold less than fifty percent (50%) of the voting power of the other entity immediately after the transaction or transactions.

                                             "Code" means the Internal Revenue Code of 1986, as amended.

                                             "Committee" means the Compensation Committee of the Board.

                                             "Company" means Silicon Image, Inc. or any successor corporation.

                                             "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.  For ISO purposes, "Disability" means a disability within the meaning of Code Section 22(e)(3).

                                             "Eligible Director" means a member of the Board (1) who is not an employee of the Company or any Parent, Subsidiary or Affiliate of the Company, and (2) whose direct pecuniary interest (as defined by the SEC in Rule 16a-1 promulgated under the Exchange Act) in the Company’s Common Stock is less than five percent (5%) of total shares of Common Stock outstanding.

                                             "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                                             "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                                             "Fair Market Value" means, as of any date, the value of a share of the Company's  Common Stock determined as follows:

                                                                                      (a)           if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

                                                                                      (b)           if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                                                                                      (c)           if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

                                                                                      (d)           in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

                                                                                      (e)           if none of the foregoing is applicable, by the Committee in good faith.

                                            "Family Member" includes any of the following:

                                                            (a)           child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

                                                            (b)           any person (other than a tenant or employee) sharing the Participant’s household;

                                                            (c)           a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

                                                            (d)           a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

                                                                                    (e)           any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

                                             "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

                                             "Option" means an award of an option to purchase Shares pursuant to Section 5.

                                             "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                             "Participant" means a person who receives an Award under this Plan.

                                             "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                                             (a)               Net revenue and/or net revenue growth;

                                             (b)              Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                                             (c)               Operating income and/or operating income growth;

                                             (d)              Net income and/or net income growth;

                                             (e)               Earnings per share and/or earnings per share growth;

                                             (f)               Total stockholder return and/or total stockholder return growth;

                                             (g)              Return on equity;

                                             (h)              Operating cash flow return on income;

                                             (i)                Adjusted operating cash flow return on income;

                                             (j)                Economic value added; and

                                             (k)               Individual confidential business objectives.

                                             "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

                                             "Plan" means this Silicon Image, Inc. 1999 Equity Incentive Plan, as amended from time to time.

                                             "Restricted Stock Award" means an award of Shares pursuant to Section 6.

                                             "SEC" means the Securities and Exchange Commission.

                                             "Securities Act" means the Securities Act of 1933, as amended.

                                             "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

                                             "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

                                             "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                             "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company.  An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                                             "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

                                             "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

PROXY

SILICON IMAGE, INC.

        Annual Meeting of Stockholders—May 20, 2003

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints David Lee and Robert Gargus, and each of them, as proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of Silicon Image, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of Silicon Image, Inc. to be held at our headquarters located at 1060 East Arques Ave., Sunnyvale, California, on Tuesday, May 20, 2003, at 2:00 p.m., local time, and at any adjournment or postponement thereof.

        When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted for the Board of Directors nominees and for Proposal Nos. 2 and 3 and this Proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

[See reverse side] (Continued and to be signed on reverse side)

☒ Please mark votes as in this example

        The Board of Directors recommends a vote FOR the Proposals:

1.	ELECTION OF CLASS I DIRECTORS.
Nominees: Keith McAuliffe Douglas Spreng
	☐ For	☐ Against	☐ Abstain
Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

2.
APPROVAL OF AMENDMENTS TO THE 1999 EQUITY INCENTIVE PLAN TO INCREASE THE AUTOMATIC ANNUAL OPTION GRANT TO DIRECTORS FOR BOARD SERVICE AND EXTEND THE AUTOMATIC ANNUAL OPTION GRANT TO DIRECTORS FOR COMMITTEE SERVICE TO ANY STANDING COMMITTEE.
	☐ For	☐ Against	☐ Abstain
3.	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS SILICON IMAGE'S INDEPENDENT ACCOUNTANTS.
	☐ For	☐ Against	☐ Abstain

        Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.

☐ Mark here for address change and note below

Signature:                                       Date:

Whether or not you plan to attend the meeting in person, you are urged to complete, date, sign and promptly mail this Proxy in the enclosed return envelope so that your shares may be represented at the meeting.

QuickLinks

PROPOSAL NO. 1—ELECTION OF DIRECTORS
PROPOSAL NO. 2—APPROVAL OF AMENDMENTS TO THE 1999 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
REPORT OF THE COMPENSATION COMMITTEE
PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
OTHER BUSINESS